As flagship for the information age, the Internet has come a great distance in just a few short years. Though still young, the medium and its technology have already transformed our world, carving out new channels of communication, connection and opportunity. With so many developments at such a fast pace, making investment decisions in this new frontier can challenge even experienced investors. Now, Defined Asset Funds® offers you a professionally selected portfolio for investing in the potential of the Internet, with our...

Internet Portfolio

The Internet: Today and Beyond
What will shape the next decade of the Internet era? Will today's star performers continue to be industry leaders? Which companies will emerge as tomorrow's stars?

The rapid evolution of this industry has left many investors wondering which trends will dominate in the coming years. Although day-to-day market performance can vary widely, we believe certain trends have begun to emerge. While there can be no guarantee of results, the industry and its investors may potentially benefit from:

  Universal Access—The ability to access any information, over any network, from any device, is on the way and will affect the system worldwide.
  Internet Appliances—These products go beyond desktop PCs, to include Internet-connected telephones, televisions, pagers, hand-held games, personal planners and other devices, as well as the software, hardware, content and service providers to support them.
  e-Commerce—Many individuals and businesses purchase goods and services online and new providers are springing up to meet this demand.
The Sectors
Internet Equipment/Network firms are gearing up to meet the rising demand for faster and better Internet connectivity and the technologies that support it. Network companies will benefit from the need to link geographically dispersed networks to a single infrastructure and computer makers will continue to refine their products to become more user-friendly and economical.

Internet Software producers will likely experience strong earnings growth as Internet Service Providers (ISPs) continually upgrade their services, new applications improve accessibility and companies outsource data-intensive operations.

Internet/Web Service Providers derive the bulk of their revenue from customers' monthly fees for Internet access and from online advertising fees. As the Internet experiences exceptional growth, it is changing the lives of millions of users and creating opportunities for creative service providers around the globe.

e-Commerce/Business-to-Business (B2B) is still in its infancy, but is expected to grow enormously over the next two years as individuals and corporations increasingly buy and sell products and services online. Improved transaction security has added to this remarkable growth potential.

The Portfolio
The Internet Portfolio seeks capital appreciation by investing in 32 leading companies from the Internet industry. Selected by the Defined Asset Funds Research Group, these companies are significant in this industry, providing computers, peripheral components, software and hardware to support Internet-related commerce and communications. Portfolio stocks come from companies with market capitalizations of at least $1 billion and each reported positive earnings in its latest fiscal year. Of course, there can be no assurance of future earnings.

The Portfolio will hold its stocks for about one year. At the end of that time, you can choose to either redeem your investment, or roll your proceeds into the next Portfolio, if available, at a reduced sales charge.

Defined Asset Funds—
Our Philosophy
At Defined Asset Funds, we believe that knowledge and discipline are essential to sound investment planning. For this reason, our unit investment trusts provide the information to help you invest appropriately, and the discipline to help you stay on course.

We've found that diversity and drive can be key to uncovering compelling investments. To this end, our experienced team of research analysts and securities traders searches Wall Street and beyond, creating portfolios for strong potential. Our equity funds seek to capitalize on vibrant economic sectors, innovative quantitative strategies and thorough fundamental analysis. Our fixed-income funds offer the regular income and stability to help balance and diversify your investment assets.

At Defined Asset Funds, we set the foundation for each of our portfolios in this way, because we have a very important goal in mind—yours.

Defining Your Risks
Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

  There can be no assurance that this Portfolio will meet its objective.
  This Portfolio may be subject to significant price volatility and is not appropriate for investors seeking capital preservation or current income.
  This Portfolio consists entirely of Internet stocks and contains international stocks, each of which may involve special risks.

Tax Efficiency
Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. By holding this Fund for more than one year, certain investors may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%). Please consult your tax advisor concerning state and local taxation.

Defining Your Costs
You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units, about 1. 50%. Additional expenses (as a % of net assets) include the Creation and Development Fee of 0.25% and annual operating and organization expenses of approximately $2.00 per 1,000 units annually as described in the prospectus.

If you sell your units bekne termination, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived.You will only pay the deferred sales charge.

Volume Purchase Discounts For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you. Volume Purchase Discounts begin at $50,000.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

Connect with the Future Today!
You can get started with $250. This Fund is eligible for purchase through Unlimited AdvantageSM accounts, in which Unlimited Advantage fees apply in lieu of traditional sales charges. Call your financial professional to learn how the Internet Portfolio may help to meet your personal investment goals and how it may be appropriate for your IRA account. You may request a free prospectus containing more complete information, including sales charges, expenses and risks.You may also download a prospectus from our Web site address listed above. Please read it carefully before you invest or send money.

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© 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.